SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 18, 2004




                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                       1-14227                  13-3317668
-----------------------------   ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)



399 Executive Boulevard, Elmsford, NY                                  10523
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(Address of principal executive offices)                             (Zip Code)



       Registrant's telephone number, including area code: (914) 592-2355
                                                          ----------------



                                 Not Applicable
--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.1 Press release issued by American Bank Note Holographics, Inc., dated March 18, 2004.

Item 12. Results of Operations and Financial Condition.

     On March 18, 2004, American Bank Note Holographics, Inc. announced its results of operations for the fourth quarter and year ended December 31, 2003. A copy of the press release issued by American Bank Note Holographics, Inc. relating thereto is furnished herewith as Exhibit 99.1.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.


Date: March 22, 2004                  By:  /s/ Kenneth H. Traub
                                           -------------------------------------
                                           Kenneth H. Traub
                                           President and Chief Executive Officer